EXHIBIT 99.5

WaMu Mortgage Pass-Through Certificates

Series 2004-AR12

Marketing Materials

$28,555,820 (Approximate)

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual Bank, FA

Servicer

RBS Greenwich Capital

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction.  We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof.  The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument.  Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser.  The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof.  This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.  Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Preliminary Term Sheet
Date Prepared: October 18, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR12

$28,555,820 (Approximate, Subject to +/- 10% Variance)

Privately Offered Certificates

 Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx.) (1)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
B-4	$9,815,000	5.40/5.72	1-117/1-479	(3)	Subordinate	Ba2/BB
B-5	$12,492,000	5.40/5.72	1-117/1-479	(3)	Subordinate	NR/B
B-6	$6,248,820	5.40/5.72	1-117/1-479	(3)	Subordinate	NR/NR

Total:

	$28,555,820

(1)     The Privately Offered Certificates (as described herein) represent interests in a pool of adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     The WAL and Payment Window on the Privately Offered Certificates are shown to the Optional Call Date (as described herein) and to maturity.

(3)     For each Distribution Date, the Certificate Interest Rate for the Class B-4, Class B-5 and Class B-6 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Cap (as defined herein) and (iii) [10.50]%..

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:  Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:  Greenwich Capital Markets, Inc. and WaMu Capital Corp., a Washington Mutual, Inc. Company.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies:  Moody’s and S&P will rate the Class B-4 Certificates. S&P will rate the Class B-5 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Expected Pricing Date:  On or about October [20], 2004.

Closing Date:  On or about October 26, 2004.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2004.

Servicing Fee:  [0.375]% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:  [0.050]% per annum of the aggregate principal balance of the Mortgage Loans.

Cut-off Date:  October 1, 2004.

Certificates:  The “Privately Offered Certificates” will consist of the Class B-4, Class B-5 and Class B-6 Certificates.

The “Senior Certificates” will consist of the Class A, the Class X-IO, Class X-PO Certificates and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A and the Subordinate Certificates are collectively referred to herein as the “LIBOR Certificates.”

Accrued Interest:  The Privately Offered Certificates will settle without accrued interest (settle flat).

Interest Accrual Period:  The interest accrual period with respect to the Privately Offered Certificates for a given Distribution Date will be  the period beginning with the 25th of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis).

Registration:  The Privately Offered Certificates will be made available in definitive fully registered physical form.

Federal Tax Treatment:  It is anticipated that the Privately Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:  The Privately Offered Certificates are not expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:  The Privately Offered Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Eligible Investors:  Investors will be required to deliver representation letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D.  In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:  The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:  As of October 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[1,784,625,920] (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally 1, 2 or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their 1-month, 2-month or 3-month fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [1.05]%)

Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially [0.35]%).

The Class B-6 Certificates will not have the benefit of any credit enhancement.

Shifting Interest:  Until the first Distribution Date occurring after November 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X-PO Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                                                         Unscheduled Principal Payments (%)

November 2004 – October 2014                                       0% Pro Rata Share

November 2014 – October 2015                                     30% Pro Rata Share

November 2015 – October 2016                                     40% Pro Rata Share

November 2016 – October 2017                                     60% Pro Rata Share

November 2017 – October 2018                                     80% Pro Rata Share

November 2018 and after                                              100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, Class X-PO Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in November 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

                In the event the current senior percentage (aggregate principal balance of the Class A and Class X-PO Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and Class X-PO Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of Realized Losses:          Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class A and Class X-PO Certificates, pro rata according to the class principal balance thereof, until the respective class principal balance has been reduced to zero. In addition, losses that would otherwise be allocated to the Class A-2A Certificates will instead be allocated to the Class A-2B Certificates until the Class A-2B Certificate principal balance is equal to zero. Losses that would otherwise be allocated to the A-4A Certificate will instead be allocated to the Class A-4B Certificates until the Class A-4B Certificate principal balance is equal to zero.

Net Mortgage Rate:            The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:      The “Net WAC Cap” for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans (adjusted for the Class A Certificates on an actual/360 basis).

Adjusted Cap Rate:             The“Adjusted Cap Rate” for any Distribution Date and any class of LIBOR Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less Net Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date. The Adjusted Cap Rate for any Distribution Date and the Class X-IO Certificates shall equal the certificate interest rate for the Class X-IO Certificates, computed for this purpose by substituting for clause (i) in the calculation thereof in note (4) to the table on page 2 of this termsheet with the Adjusted Cap Rate as defined with respect to the LIBOR Certificates.

Deferred Interest:                The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:         The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero. The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

                For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

Certificates Priority of Distributions:             Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)                   Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-IO Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to Class X-PO Certificates);

2)                   Class R Certificates, until its balance is reduced to zero;

3)                   To the Class A Certificates, principal, until their respective certificate principal balances are reduced to zero;

4)                   To the Class X-PO Certificates, until the certificate principal balance has been reduced to zero;

5)                   Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X-IO Certificates, pro rata;

6)                   Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

7)                   Class B-1 Certificates, principal allocable to such Class;

8)                   Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

9)                   Class B-2 Certificates, principal allocable to such Class;

10)                Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

11)                Class B-3 Certificates, principal allocable to such Class;

12)                Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

13)                Class B-4 Certificates, principal allocable to such Class;

14)                Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

15)                Class B-5 Certificates, principal allocable to such Class;

16)                Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

17)                Class B-6 Certificates, principal allocable to such Class;

18)                Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Material’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication.  Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  A final private placement memorandum may be obtained by contacting GCM’s Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class B-4 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.23	8.51	5.40	4.67	3.61
MDUR (yr)	7.86	6.74	4.53	3.98	3.13
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Class B-5 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.23	8.51	5.40	4.67	3.61
MDUR (yr)	7.07	6.08	4.12	3.63	2.85
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Class B-6 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.23	8.51	5.40	4.67	3.61
MDUR (yr)	4.26	3.80	2.71	2.42	1.88
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Yield Tables (%)

Class B-4 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.62	8.91	5.72	4.97	3.89
MDUR (yr)	7.98	6.87	4.66	4.11	3.28
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-5 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.62	8.91	5.72	4.97	3.89
MDUR (yr)	7.11	6.13	4.17	3.69	2.93
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-6 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL (yr)	10.62	8.91	5.72	4.97	3.89
MDUR (yr)	4.25	3.79	2.70	2.40	1.87
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479